UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2020

RISE GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 – 669 Howe Street

Vancouver, British Columbia

Canada

(Address of principal executive offices)

V6C 0B4

(Zip Code)

Registrant’s telephone number, including area code:  (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e -4)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 8.01 Other Events

On July 22, 2020, Rise Gold Corp. issued a news release announcing the intention to raise up to US$3.3 million through the issuance of up to 4,400,000 units (each a “Unit”) at a price of US$0.75 per Unit (~CDN$1.02 per Unit), with each Unit comprising one share of common stock (a “Share”) and one-half of one share purchase warrant (the “Offering”). Each whole warrant (a “Warrant”) entitles the holder to acquire one Share at an exercise price of US$1.00 for a period of two years from the date of issuance.

The Offering will be conducted pursuant to available prospectus exemptions including sales to accredited investors, family members, close friends and business associates of directors and officers of the Corporation, to purchasers who have obtained suitability advice from a registered investment dealer pursuant to the exemption set out in BC Instrument 45-536 (Exemption from prospectus requirement for certain distributions through an investment dealer) (the “Investment Dealer Exemption”) and to existing shareholders of the Corporation pursuant to the exemption set out in British Columbia Securities Commission BC Instrument 45- 534 (Exemption from prospectus requirement for certain trades to existing security holders) (the “Existing Shareholder Exemption”).

All securities issued pursuant to the Private Placement will be subject to statutory hold periods in accordance with applicable United States and Canadian securities laws. Rise Gold will use the proceeds from the Private Placement for the advancement of engineering and exploration at the Idaho-Maryland Gold Project and for general working capital.

The securities offered have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws and may not be offered or sold absent registration or compliance with an applicable exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws.

Additional information is provided in the news release, a copy of which is included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit

No.Description

99.1Press release dated July 22, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:July 22, 2020

RISE GOLD CORP.

/s/ Benjamin Mossman
Benjamin Mossman
Chief Executive Officer